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                                                                    Exhibit 99.2



                          AMENDMENT TO RIGHTS AGREEMENT

         THIS AMENDMENT TO RIGHTS AGREEMENT (this "Amendment") is made as of this 29th day of April, 2002 by and between Pennichuck Corporation, a New Hampshire corporation (the "Company"), and American Stock Transfer & Trust Company, as rights agent (the "Rights Agent").

         WHEREAS, the Company and the Rights Agent are parties to a Rights Agreement dated as of April 20, 2000 (the "Rights Agreement").

         WHEREAS, it has been proposed that the Company enter into an Agreement and Plan of Merger (as the same may be amended from time to time, the "Merger Agreement") dated April 29, 2002 by and among the Company, Philadelphia Suburban Corporation, a Pennsylvania corporation ("Parent"), and Raleigh Acquisition Corporation, a New Hampshire corporation ("Acquisition Sub"), providing for certain transactions pursuant to which, among other things, Acquisition Sub will merge with and into the Company (the "Merger") and each share of Company common stock, par value $1.00 per share (each, a "Common Share"), together with each associated Right under the Rights Agreement, will be converted into the rights to receive that number of shares of common stock, par value $.50 per share, of Parent set forth in the Merger Agreement.

         WHEREAS, the Company and the Rights Agent desire to amend the Rights Agreement effective before any party agrees to or enters into the Merger Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein set forth, the parties hereby agree as follows:

         1. The definition of "Acquiring Person" set forth in Section 1 of the Rights Agreement is hereby amended by adding the following sentence to the end of that definition:

                 Notwithstanding anything else set forth in this Agreement, no Person shall be an Acquiring Person by reason of the execution and delivery of, or any Person becoming a Beneficial Owner of Common Shares pursuant to, the Merger Agreement or the completion of the Merger as contemplated by the Merger Agreement.

         2. The definition of "Shares Acquisition Date" included in Section 1 of the Rights Agreement shall be amended by adding the following sentence to the end of such definition:

                 Notwithstanding anything else set forth in this Agreement, a
            Shares Acquisition Date shall not be deemed to have occurred by reason of the public announcement or public disclosure of the Merger Agreement or the transactions contemplated thereby among the parties thereto, including, without limitation, the Merger.


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         3. Section 3(a) of the Rights Agreement shall be amended by adding the following sentence to the end thereof:

                 Notwithstanding anything else set forth in this Agreement, no Distribution Date shall be deemed to have occurred by reason of the commencement of or the public announcement or public disclosure of the execution and delivery of, or any Person becoming the Beneficial Owner of Common Shares pursuant to, the Merger Agreement, or the transactions contemplated thereby among the parties thereto, including, without limitation, the Merger.

         4. Section 7(a) of the Rights Agreement shall be amended by deleting the "or" immediately preceding the "(iii)" and by adding the following to the end thereof:

            or (iv) immediately prior to the Effective Time (as defined in the Merger Agreement).

         5. Section 1 of the Rights Agreement shall be amended by adding the following to the end thereof:

                 "Merger" and "Merger Agreement" shall have the meanings
            given to them in the Amendment to Rights Agreement dated April 29, 2002 between the Company and the Rights Agent.

         6. Section 27 of the Rights Agreement shall be amended by deleting the phrase "that from and after such time as any Person becomes an Acquiring Person" and inserting in lieu thereof "that from and after the Distribution Date".

         7. The Rights Agreement, as amended by this Amendment, shall remain in full force and effect in accordance with its terms.




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         IN WITNESS WHEREOF, the parties herein have caused this Amendment to be duly executed and attested, all as of the date and year first above written.


                                        PENNICHUCK CORPORATION


                                        By:  /s/ Maurice L. Arel
                                           ----------------------------
                                             Name: Maurice L. Arel
                                             Title: Chief Executive Officer


                                        AMERICAN STOCK TRANSFER &
                                          TRUST COMPANY


                                        By:  /s/ Herbert J. Lemmer
                                           ----------------------------
                                             Name:  Herbert J. Lemmer
                                             Title: Vice President










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